AMERICAN GENERAL ANNUITY INSURANCE COMPANY
A.G. SEPARATE ACCOUNT A
ELITEPLUS® BONUS VARIABLE ANNUITY
FLEXIBLE PREMIUM INDIVIDUAL FIXED AND
VARIABLE DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED AUGUST 30, 2001
TO
PROSPECTUS
DATED AUGUST 6, 2001

          Effective August 29, 2001, American General Annuity Insurance Company ("the Company") is amending the prospectus for the sole purpose of announcing the acquisition of the Company's parent corporation.

          On page 12 of the prospectus, the second and third paragraphs of the section titled "About the Company" are deleted in their entirety and replaced with the following:

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of American General Corporation ("AGC"), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the AGC group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance. American General Financial Group is the marketing name for AGC and its subsidiaries. The commitments under the Contracts are the Company's, and AGC has no legal obligation to back those commitments.

On May 11, 2001, AGC, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, the Company is now an indirect, wholly-owned subsidiary of AIG.